UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2023

Aditxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	82-3204328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

737 N. Fifth Street, Suite 200 Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 870-1200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425 )

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Aditxt, Inc. (the “Company”) filed on December 12, 2023 (the “Original Report”) in which the Company reported that it had entered into an Agreement and Plan of Merger with Adicure, Inc., a Delaware corporation and wholly owned subsidiary of the Company and Evofem Biosciences, Inc., a Delaware corporation, pursuant to which, Merger Sub will be merged into and with Evofem, with Evofem surviving the Merger as a wholly owned subsidiary of the Company.

This Amendment No. 1 is being filed to amend the Original Report solely to remove certain information included under Item 9.01 of the Original Report regarding the filing of the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
2.1†	Agreement and Plan of Merger among Aditxt, Inc., Adicure, Inc. and Evofem Biosciences, Inc. dated as of December 11, 2023 (incorporated by reference to the Company’s Current Report on Form 8-K filed on December 12, 2023)
10.1	Assignment Agreement dated as of December 11, 2023(incorporated by reference to the Company’s Current Report on Form 8-K filed on December 12, 2023)
10.2	Form of December 2023 Secured Note(incorporated by reference to the Company’s Current Report on Form 8-K filed on December 12, 2023)
10.3	Form of September 2024 Secured Note (incorporated by reference to the Company’s Current Report on Form 8-K filed on December 12, 2023)
10.4	Form of Royalty Note (incorporated by reference to the Company’s Current Report on Form 8-K filed on December 12, 2023)
10.5	Form of IP Security Agreement (incorporated by reference to the Company’s Current Report on Form 8-K filed on December 12, 2023)
10.6	Form of Security Agreement (incorporated by reference to the Company’s Current Report on Form 8-K filed on December 12, 2023)
99.1	Press Release, dated December 12, 2023(incorporated by reference to the Company’s Current Report on Form 8-K filed on December 12, 2023)
104	Cover Page Interactive Data File (embedded within the XBRL document)

† Certain of the schedules (and/or exhibits) have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule (and/or exhibit) will be furnished to the SEC upon request

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2024

Aditxt, Inc.

By:	/s/ Amro Albanna
Name:	Amro Albanna
Title:	Chief Executive Officer